JPMorgan Strategic Income Opportunities Fund
Schedule of Portfolio Investments as of November 30, 2024
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2024.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 36.3%
Aerospace & Defense — 0.0% ^
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a) (b)	1,327	544
13.13%, 11/15/2027 (a) (b)	530	21
		565
Automobile Components — 0.2%
Clarios Global LP 6.25%, 5/15/2026 (a)	928	929
Cooper-Standard Automotive, Inc.
13.50% (Cash), 3/31/2027 (a) (c)	10,325	10,936
5.63% (Cash), 5/15/2027 (a) (c)	4,652	3,887
		15,752
Automobiles — 2.9%
BMW US Capital LLC (Germany)
(SOFRINDX + 0.84%), 5.46%, 4/1/2025 (a) (d)	18,490	18,527
(SOFRINDX + 0.62%), 5.21%, 8/11/2025 (a) (d)	15,132	15,170
(SOFRINDX + 0.55%), 5.16%, 4/2/2026 (a) (d)	23,302	23,338
(SOFRINDX + 0.80%), 5.39%, 8/13/2026 (a) (d)	22,590	22,727
Hyundai Capital America (SOFR + 1.32%), 5.92%, 11/3/2025 (a) (d)	13,250	13,341
Mercedes-Benz Finance North America LLC (Germany)
(SOFR + 0.93%), 5.54%, 3/30/2025 (a) (d)	43,402	43,497
(SOFR + 0.57%), 5.16%, 8/1/2025 (a) (d)	37,782	37,830
(SOFR + 0.67%), 5.27%, 1/9/2026 (a) (d)	31,645	31,689
(SOFR + 0.63%), 5.22%, 7/31/2026 (a) (d)	45,550	45,670
(SOFR + 0.85%), 5.43%, 11/15/2027 (a) (d)	23,000	23,078
Volkswagen Group of America Finance LLC (Germany)
(SOFR + 0.83%), 5.44%, 3/20/2026 (a) (d)	13,120	13,116
(SOFR + 1.06%), 5.64%, 8/14/2026 (a) (d)	9,100	9,121
		297,104
Banks — 17.0%
ANZ New Zealand Int'l Ltd. (New Zealand) (SOFR + 0.60%), 5.19%, 2/18/2025 (a) (d)	14,684	14,695
Australia & New Zealand Banking Group Ltd. (Australia)
(SOFR + 0.75%), 5.36%, 7/3/2025 (a) (d)	33,000	33,089
(SOFR + 0.64%), 5.25%, 10/3/2025 (a) (d)	9,130	9,155
(SOFR + 0.56%), 5.17%, 3/18/2026 (a) (d)	17,920	17,972
(SOFR + 0.81%), 5.41%, 1/18/2027 (a) (d)	22,500	22,656
(SOFR + 0.68%), 5.29%, 7/16/2027 (a) (d)	13,650	13,685
Bank of America Corp.
(3-MONTH CME TERM SOFR + 1.03%), 5.59%, 2/5/2026 (d)	28,178	28,221
(3-MONTH CME TERM SOFR + 1.02%), 5.97%, 9/15/2026 (d)	7,174	7,217
Bank of America NA
(SOFR + 0.78%), 5.37%, 8/18/2025 (d)	23,423	23,493
(SOFR + 1.02%), 5.61%, 8/18/2026 (d)	21,950	22,158
Bank of Montreal (Canada)
(SOFRINDX + 0.71%), 5.33%, 12/12/2024 (d)	21,710	21,713
(SOFRINDX + 1.06%), 5.69%, 6/7/2025 (d)	21,540	21,619
(SOFRINDX + 0.95%), 5.56%, 9/25/2025 (d)	21,505	21,612
(SOFRINDX + 1.33%), 5.95%, 6/5/2026 (d)	17,500	17,676

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFRINDX + 0.76%), 5.39%, 6/4/2027 (d)	13,630	13,652
(SOFRINDX + 0.88%), 5.51%, 9/10/2027 (d)	18,210	18,270
Bank of Nova Scotia (The) (Canada)
(SOFRINDX + 0.90%), 5.50%, 4/11/2025 (d)	25,164	25,219
(SOFRINDX + 1.09%), 5.71%, 6/12/2025 (d)	26,330	26,425
(SOFRINDX + 0.55%), 5.18%, 3/2/2026 (d)	4,642	4,645
(SOFRINDX + 0.78%), 5.41%, 6/4/2027 (d)	9,100	9,128
Canadian Imperial Bank of Commerce (Canada)
(SOFRINDX + 0.94%), 5.55%, 4/7/2025 (d)	21,105	21,159
(SOFR + 1.22%), 5.83%, 10/2/2026 (d)	13,200	13,344
(SOFR + 0.94%), 5.56%, 6/28/2027 (d)	9,090	9,152
(SOFRINDX + 0.93%), 5.55%, 9/11/2027 (d)	9,110	9,146
Citibank NA
(SOFR + 0.81%), 5.42%, 9/29/2025 (d)	5,470	5,495
(SOFRINDX + 0.59%), 5.18%, 4/30/2026 (d)	36,360	36,446
(SOFR + 0.71%), 5.29%, 8/6/2026 (d)	18,200	18,264
(SOFRINDX + 1.06%), 5.69%, 12/4/2026 (d)	2,390	2,411
(SOFR + 0.71%), 5.30%, 11/19/2027 (d)	27,500	27,505
Citigroup, Inc.
(SOFR + 0.69%), 5.29%, 1/25/2026 (d)	18,258	18,267
(SOFR + 1.53%), 6.14%, 3/17/2026 (d)	5,633	5,651
(3-MONTH CME TERM SOFR + 1.51%), 6.10%, 7/1/2026 (d)	17,800	17,904
Commonwealth Bank of Australia (Australia)
(SOFR + 0.74%), 5.37%, 3/14/2025 (a) (d)	2,340	2,343
(SOFR + 0.63%), 5.25%, 9/12/2025 (a) (d)	17,570	17,607
(SOFR + 0.75%), 5.37%, 3/13/2026 (a) (d)	26,450	26,592
(SOFR + 0.46%), 5.03%, 11/27/2026 (a) (d)	15,640	15,634
Cooperatieve Rabobank UA (Netherlands)
(SOFRINDX + 0.70%), 5.30%, 7/18/2025 (d)	10,000	10,024
(SOFRINDX + 0.62%), 5.19%, 8/28/2026 (d)	19,000	19,060
(SOFRINDX + 0.71%), 5.33%, 3/5/2027 (d)	30,000	30,128
Credit Agricole SA (France)
(SOFR + 1.29%), 5.90%, 7/5/2026 (a) (d)	13,125	13,276
(SOFR + 0.87%), 5.49%, 3/11/2027 (a) (d)	22,360	22,432
DBS Group Holdings Ltd. (Singapore) (SOFR + 0.61%), 5.23%, 9/12/2025 (a) (d)	17,570	17,602
HSBC Holdings plc (United Kingdom) (3-MONTH CME TERM SOFR + 1.64%), 6.59%, 9/12/2026 (d)	400	403
HSBC USA, Inc. (SOFR + 0.96%), 5.59%, 3/4/2027 (d)	22,370	22,470
ING Groep NV (Netherlands)
(SOFRINDX + 1.64%), 6.26%, 3/28/2026 (d)	41,673	41,827
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (d) (e) (f) (g)	19,600	15,990
Mitsubishi UFJ Financial Group, Inc. (Japan)
(SOFR + 0.94%), 5.52%, 2/20/2026 (d)	44,000	44,061
(SOFR + 1.44%), 6.04%, 4/17/2026 (d)	17,520	17,592
Mizuho Financial Group, Inc. (Japan) (SOFR + 0.96%), 5.53%, 5/22/2026 (d)	9,858	9,889
Morgan Stanley Bank NA
(SOFR + 0.78%), 5.39%, 7/16/2025 (d)	21,040	21,111
(SOFR + 1.17%), 5.76%, 10/30/2026 (d)	17,700	17,954

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 0.69%), 5.28%, 10/15/2027 (d)	22,850	22,864
National Australia Bank Ltd. (Australia)
(SOFR + 0.76%), 5.35%, 5/13/2025 (a) (d)	22,126	22,179
(SOFR + 0.86%), 5.49%, 6/9/2025 (a) (d)	1,750	1,755
(SOFR + 0.55%), 5.15%, 1/29/2026 (a) (d)	13,400	13,434
(SOFR + 0.62%), 5.24%, 6/11/2027 (a) (d)	13,630	13,648
(SOFR + 0.60%), 5.18%, 10/26/2027 (a) (d)	18,320	18,331
National Bank of Canada (Canada) (SOFRINDX + 0.90%), 5.51%, 3/25/2027 (d)	18,050	18,094
NatWest Markets plc (United Kingdom) (SOFR + 0.90%), 5.49%, 5/17/2027 (a) (d)	9,100	9,125
Nordea Bank Abp (Finland)
(SOFR + 0.96%), 5.58%, 6/6/2025 (a) (d)	17,270	17,327
(SOFR + 0.74%), 5.35%, 3/19/2027 (a) (d)	10,800	10,826
PNC Bank NA (SOFR + 0.50%), 5.07%, 1/15/2027 (d)	27,500	27,513
Royal Bank of Canada (Canada)
(SOFRINDX + 0.44%), 5.04%, 1/21/2025 (d)	5,562	5,564
(SOFRINDX + 0.84%), 5.45%, 4/14/2025 (d)	9,002	9,021
(SOFRINDX + 1.08%), 5.69%, 1/12/2026 (d)	20,190	20,336
(SOFRINDX + 0.57%), 5.17%, 4/27/2026 (d)	29,911	29,952
(SOFRINDX + 1.08%), 5.68%, 7/20/2026 (d)	18,200	18,358
(SOFRINDX + 0.59%), 5.19%, 11/2/2026 (d)	13,720	13,731
(SOFRINDX + 0.95%), 5.55%, 1/19/2027 (d)	13,500	13,606
(SOFRINDX + 0.79%), 5.38%, 7/23/2027 (d)	22,750	22,815
(SOFRINDX + 0.72%), 5.32%, 10/18/2027 (d)	9,150	9,160
Skandinaviska Enskilda Banken AB (Sweden) (SOFR + 0.89%), 5.51%, 3/5/2027 (a) (d)	8,960	9,031
Societe Generale SA (France)
(SOFR + 1.10%), 5.69%, 2/19/2027 (a) (d)	13,750	13,747
(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (a) (d) (e) (f) (g)	5,200	4,899
Sumitomo Mitsui Financial Group, Inc. (Japan)
(SOFR + 1.43%), 6.03%, 1/13/2026 (d)	26,350	26,650
(SOFR + 1.30%), 5.90%, 7/13/2026 (d)	17,550	17,817
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(SOFR + 1.12%), 5.73%, 3/9/2026 (a) (d)	17,650	17,791
(SOFR + 1.15%), 5.77%, 9/14/2026 (a) (d)	10,540	10,649
(SOFR + 0.98%), 5.60%, 9/10/2027 (a) (d)	9,100	9,182
Svenska Handelsbanken AB (Sweden)
(SOFR + 1.25%), 5.88%, 6/15/2026 (a) (d)	13,125	13,284
(SOFR + 0.66%), 5.23%, 5/28/2027 (a) (d)	6,370	6,396
Swedbank AB (Sweden) (SOFRINDX + 1.38%), 6.01%, 6/15/2026 (a) (d)	17,500	17,769
Toronto-Dominion Bank (The) (Canada)
(SOFR + 0.41%), 5.01%, 1/10/2025 (d)	27,573	27,577
(SOFR + 1.02%), 5.64%, 6/6/2025 (d)	22,074	22,142
(SOFR + 0.48%), 5.08%, 10/10/2025 (d)	45,360	45,532
(SOFR + 1.08%), 5.68%, 7/17/2026 (d)	24,160	24,354
(SOFR + 0.73%), 5.34%, 4/5/2027 (d)	22,620	22,656
US Bank NA (SOFR + 0.69%), 5.29%, 10/22/2027 (d)	18,300	18,298
Wells Fargo & Co. (SOFR + 1.32%), 5.91%, 4/25/2026 (d)	32,814	32,941

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Wells Fargo Bank NA
(SOFR + 0.80%), 5.39%, 8/1/2025 (d)	9,100	9,130
(SOFR + 0.71%), 5.32%, 1/15/2026 (d)	23,000	23,078
(SOFR + 1.06%), 5.64%, 8/7/2026 (d)	17,560	17,722
(SOFR + 1.07%), 5.69%, 12/11/2026 (d)	13,883	14,029
Westpac Banking Corp. (Australia)
(SOFR + 0.72%), 5.31%, 11/17/2025 (d)	23,256	23,365
(SOFR + 0.55%), 5.15%, 1/29/2026 (a) (d)	13,400	13,403
(SOFR + 0.42%), 5.03%, 4/16/2026 (d)	18,160	18,179
(SOFR + 0.46%), 5.04%, 10/20/2026 (d)	23,000	23,009
		1,723,308
Beverages — 0.7%
Keurig Dr Pepper, Inc. (SOFRINDX + 0.88%), 5.51%, 3/15/2027 (d)	35,350	35,665
Pepsico Singapore Financing I Pte. Ltd. (SOFRINDX + 0.56%), 5.15%, 2/16/2027 (d)	22,350	22,428
PepsiCo, Inc. (SOFRINDX + 0.40%), 4.99%, 2/13/2026 (d)	14,077	14,111
		72,204
Broadline Retail — 0.0% ^
Shutterfly Finance LLC
8.50% (Blend (Cash 4.25% + PIK 4.25%)), 10/1/2027 (a) (c)	2,640	2,293
9.75%, 10/1/2027 (a)	307	311
		2,604
Capital Markets — 2.8%
Bank of New York Mellon (The) (SOFR + 0.45%), 5.07%, 3/13/2026 (d)	9,000	9,003
Deutsche Bank AG (Germany) (EURIBOR ICE Swap Rate 5 Year + 4.75%), 4.63%, 10/30/2027 (d) (e) (f) (g) (h)	14,000	13,687
Goldman Sachs Bank USA
(SOFR + 0.77%), 5.38%, 3/18/2027 (d)	22,950	22,983
(SOFR + 0.75%), 5.33%, 5/21/2027 (d)	22,710	22,750
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.43%), 5.96%, 5/15/2026 (d)	27,169	27,282
(SOFR + 1.07%), 5.66%, 8/10/2026 (d)	26,330	26,425
Macquarie Bank Ltd. (Australia)
(SOFR + 1.31%), 5.93%, 3/21/2025 (a) (d)	2,025	2,032
(SOFR + 1.24%), 5.87%, 6/15/2026 (a) (d)	11,056	11,166
(SOFR + 1.20%), 5.83%, 12/7/2026 (a) (d)	8,900	9,005
(SOFRINDX + 0.92%), 5.53%, 7/2/2027 (a) (d)	9,100	9,173
Morgan Stanley
(SOFR + 0.51%), 5.10%, 1/22/2025 (d)	15,040	15,042
(SOFR + 0.95%), 5.54%, 2/18/2026 (d)	25,617	25,654
State Street Bank & Trust Co. (SOFR + 0.46%), 5.04%, 11/25/2026 (d)	12,420	12,425
State Street Corp. (SOFR + 0.85%), 5.44%, 8/3/2026 (d)	18,097	18,207
UBS AG (Switzerland)
(SOFR + 0.47%), 5.08%, 1/13/2025 (a) (d)	15,578	15,579
(SOFRINDX + 1.26%), 5.84%, 2/21/2025 (d)	5,910	5,924
(SOFR + 0.93%), 5.55%, 9/11/2025 (d)	17,570	17,649

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
UBS Group AG (Switzerland)
(SOFR + 1.58%), 6.17%, 5/12/2026 (a) (d)	10,054	10,111
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (d) (e) (f) (g)	12,100	10,305
		284,402
Chemicals — 0.0% ^
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	112	101
Consumer Finance — 8.3%
American Express Co.
(SOFRINDX + 0.93%), 5.56%, 3/4/2025 (d)	3,480	3,484
(SOFR + 0.76%), 5.35%, 2/13/2026 (d)	29,470	29,581
(SOFRINDX + 1.35%), 5.94%, 10/30/2026 (d)	39,875	40,167
(SOFR + 0.75%), 5.34%, 4/23/2027 (d)	27,300	27,356
(SOFRINDX + 1.00%), 5.59%, 2/16/2028 (d)	17,880	17,994
American Honda Finance Corp.
(SOFRINDX + 0.67%), 5.27%, 1/10/2025 (d)	31,690	31,704
(SOFR + 0.55%), 5.14%, 2/12/2025 (d)	23,617	23,633
(SOFRINDX + 0.78%), 5.37%, 4/23/2025 (d)	18,300	18,337
(SOFR + 0.45%), 5.05%, 4/29/2025 (d)	3,650	3,651
(SOFR + 0.45%), 5.07%, 6/13/2025 (d)	27,300	27,317
(SOFR + 0.60%), 5.18%, 8/14/2025 (d)	29,510	29,567
(SOFR + 0.50%), 5.10%, 10/10/2025 (d)	20,448	20,483
(SOFR + 0.71%), 5.31%, 1/9/2026 (d)	13,500	13,535
(SOFR + 0.50%), 5.11%, 1/12/2026 (d)	18,200	18,207
(SOFR + 0.55%), 5.14%, 5/11/2026 (d)	36,650	36,642
(SOFR + 0.55%), 5.13%, 5/21/2026 (d)	22,950	22,958
(SOFRINDX + 0.72%), 5.34%, 10/5/2026 (d)	18,210	18,273
(SOFR + 0.77%), 5.39%, 3/12/2027 (d)	13,450	13,497
(SOFR + 0.71%), 5.31%, 7/9/2027 (d)	13,650	13,677
(SOFR + 0.72%), 5.31%, 10/22/2027 (d)	13,750	13,780
Caterpillar Financial Services Corp.
(SOFR + 0.52%), 5.14%, 6/13/2025 (d)	18,199	18,230
(SOFR + 0.46%), 5.05%, 8/11/2025 (d)	13,650	13,677
(SOFR + 0.46%), 5.03%, 2/27/2026 (d)	13,630	13,669
(SOFR + 0.69%), 5.30%, 10/16/2026 (d)	27,300	27,436
(SOFR + 0.52%), 5.10%, 5/14/2027 (d)	22,659	22,641
(SOFR + 0.56%), 5.14%, 11/15/2027 (d)	23,000	23,026
General Motors Financial Co., Inc. (SOFRINDX + 1.30%), 5.91%, 4/7/2025 (d)	2,478	2,485
John Deere Capital Corp.
(SOFR + 0.56%), 5.17%, 3/7/2025 (d)	15,388	15,401
(SOFR + 0.57%), 5.20%, 3/3/2026 (d)	19,791	19,849
(SOFR + 0.44%), 5.06%, 3/6/2026 (d)	39,734	39,787
(SOFRINDX + 0.79%), 5.40%, 6/8/2026 (d)	16,888	16,990
(SOFR + 0.60%), 5.18%, 4/19/2027 (d)	11,089	11,137
(SOFR + 0.60%), 5.22%, 6/11/2027 (d)	13,966	14,008
(SOFR + 0.68%), 5.28%, 7/15/2027 (d)	22,310	22,449

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
Toyota Motor Credit Corp.
(SOFR + 0.50%), 5.08%, 12/9/2024 (d)	68	68
(SOFR + 0.32%), 4.93%, 1/13/2025 (d)	3,386	3,386
(SOFR + 0.30%), 4.88%, 2/24/2025 (d)	4,293	4,294
(SOFR + 0.35%), 4.93%, 4/14/2025 (d)	32,700	32,712
(SOFR + 0.65%), 5.27%, 9/11/2025 (d)	2,556	2,562
(SOFR + 0.65%), 5.26%, 1/5/2026 (d)	20,535	20,595
(SOFRINDX + 0.45%), 5.05%, 4/10/2026 (d)	25,890	25,897
(SOFR + 0.45%), 5.03%, 5/15/2026 (d)	5,114	5,120
(SOFRINDX + 0.89%), 5.48%, 5/18/2026 (d)	30,555	30,774
(SOFR + 0.77%), 5.35%, 8/7/2026 (d)	10,173	10,237
(SOFR + 0.65%), 5.26%, 3/19/2027 (d)	23,000	23,090
		843,363
Consumer Staples Distribution & Retail — 0.0% ^
Rite Aid Corp.
8.00%, 10/18/2024 ‡	367	— (i)
7.50%, 7/1/2025 ‡ (b)	489	— (i)
8.00%, 11/15/2026 ‡ (b)	818	—
(3-MONTH CME TERM SOFR + 7.00%), 12.06%, 8/30/2031 ‡ (a) (d)	129	116
Series A, 15.00% (PIK), 8/30/2031 ‡ (c)	367	222
Series B, 15.00% (PIK), 8/30/2031 ‡ (c)	173	— (i)
		338
Diversified Telecommunication Services — 0.1%
CCO Holdings LLC 5.00%, 2/1/2028 (a)	130	127
Frontier Communications Holdings LLC 5.88%, 11/1/2029	485	486
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	9,260	8,606
		9,219
Electric Utilities — 0.8%
Georgia Power Co. (SOFRINDX + 0.75%), 5.33%, 5/8/2025 (d)	44,978	45,093
NextEra Energy Capital Holdings, Inc. (SOFRINDX + 0.76%), 5.36%, 1/29/2026 (d)	31,250	31,376
		76,469
Financial Services — 1.1%
National Rural Utilities Cooperative Finance Corp.
(SOFR + 0.70%), 5.28%, 5/7/2025 (d)	28,145	28,215
(SOFR + 0.40%), 4.98%, 12/3/2025 (d)	36,600	36,603
(SOFR + 0.80%), 5.39%, 2/5/2027 (d)	22,330	22,481
(SOFR + 0.82%), 5.45%, 9/16/2027 (d)	22,800	23,009
		110,308
Ground Transportation — 0.0% ^
Hertz Corp. (The), Escrow 5.50%, 10/15/2024 ‡ (b)	1,753	94
Health Care Providers & Services — 0.4%
HCA, Inc. 5.38%, 2/1/2025	4,590	4,589
UnitedHealth Group, Inc. (SOFR + 0.50%), 5.11%, 7/15/2026 (d)	36,855	36,989
		41,578

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — 0.0% ^
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	144	144
Insurance — 0.2%
Marsh & McLennan Cos., Inc. (SOFRINDX + 0.70%), 5.28%, 11/8/2027 (d)	4,575	4,602
Metropolitan Life Global Funding I (SOFRINDX + 0.57%), 5.17%, 4/9/2026 (a) (d)	18,150	18,153
		22,755
Machinery — 0.2%
Daimler Truck Finance North America LLC (Germany)
(SOFR + 0.75%), 5.37%, 12/13/2024 (a) (d)	15,510	15,513
(SOFR + 0.96%), 5.57%, 9/25/2027 (a) (d)	9,100	9,133
		24,646
Media — 0.1%
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/2027 (a)	2,980	2,909
EchoStar Corp. 6.75% (PIK), 11/30/2030 (c)	554	500
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	1,485	1,451
		4,860
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) (SOFRINDX + 1.06%), 5.66%, 4/4/2027 (a) (d)	13,570	13,678
Multi-Utilities — 0.1%
Consolidated Edison Co. of New York, Inc. (SOFRINDX + 0.52%), 5.11%, 11/18/2027 (d)	13,800	13,818
Oil, Gas & Consumable Fuels — 0.0% ^
Expand Energy Corp. 5.50%, 9/15/2026 ‡ (b)	5,690	14
Personal Care Products — 0.0% ^
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (b)	3,888	—
Pharmaceuticals — 0.5%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	2,805	2,714
Bristol-Myers Squibb Co. (SOFR + 0.49%), 5.07%, 2/20/2026 (d)	22,370	22,408
Roche Holdings, Inc.
(SOFR + 0.56%), 5.19%, 3/10/2025 (a) (d)	5,240	5,246
(SOFR + 0.74%), 5.33%, 11/13/2026 (a) (d)	23,810	24,012
		54,380
Specialized REITs — 0.5%
Public Storage Operating Co.
(SOFRINDX + 0.60%), 5.19%, 7/25/2025 (d)	15,301	15,330
(SOFRINDX + 0.70%), 5.31%, 4/16/2027 (d)	31,760	31,906
		47,236
Specialty Retail — 0.3%
Escrow Rite Aid 0.00%, 12/31/2049 ‡	129	77
Home Depot, Inc. (The) (SOFR + 0.33%), 4.94%, 12/24/2025 (d)	31,850	31,913
		31,990

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.0% ^
Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	1,070	306
Total Corporate Bonds (Cost $3,676,546)		3,691,236
Collateralized Mortgage Obligations — 3.9%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 5A1, 6.18%, 9/25/2035 (j)	1,870	1,561
Series 2005-10, Class 1A21, 6.24%, 1/25/2036 (j)	358	339
Alternative Loan Trust
Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	36	36
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	15	14
Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	170	134
Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	126
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	76	71
Series 2005-J3, Class 3A1, 6.50%, 9/25/2034 ‡	—	— (i)
Series 2006-24CB, Class A23, 6.00%, 8/25/2036	—	—
Series 2006-28CB, Class A17, 6.00%, 10/25/2036	390	192
Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	291	149
Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	—	—
American Home Mortgage Assets Trust Series 2006-2, Class 2A1, 5.08%, 9/25/2046 (j)	—	—
Angel Oak Mortgage Trust
Series 2020-1, Class A1, 2.47%, 12/25/2059 (a) (j)	1,398	1,343
Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (j)	2,907	2,533
Series 2020-3, Class A1, 1.69%, 4/25/2065 (a) (j)	5,917	5,536
Series 2022-2, Class A1, 3.35%, 1/25/2067 (a) (j)	7,280	6,785
Series 2022-3, Class A1, 4.00%, 1/25/2067 (a)	9,580	9,173
Series 2024-1, Class A1, 5.21%, 8/25/2068 (a) (k)	6,658	6,606
AOMT Series 2024-6, Class A1, 4.65%, 11/25/2067 (a) (k)	4,811	4,721
Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 3/25/2029	216	198
Banc of America Funding Trust
Series 2006-1, Class 2A1, 5.50%, 1/25/2036	160	138
Series 2006-D, Class 5A2, 5.40%, 5/20/2036 (j)	310	276
Series 2015-R4, Class 5A1, 5.00%, 10/25/2036 (a) (j)	332	332
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	—	—
Barclays Mortgage Loan Trust Series 2021-NQM1, Class A1, 1.75%, 9/25/2051 (a) (j)	4,355	3,868
Bear Stearns ARM Trust Series 2005-12, Class 22A1, 7.00%, 2/25/2036 (j)	—	—
BRAVO Residential Funding Trust
Series 2023-NQM1, Class A1, 5.76%, 1/25/2063 (a) (k)	7,024	7,012
Series 2023-NQM1, Class A2, 6.35%, 1/25/2063 (a) (k)	1,956	1,959
Series 2023-NQM5, Class A1, 6.50%, 6/25/2063 (a) (k)	13,931	14,058
Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	—	—
CHL Mortgage Pass-Through Trust
Series 2005-21, Class A2, 5.50%, 10/25/2035	248	139
Series 2006-15, Class A1, 6.25%, 10/25/2036	—	—
Series 2006-20, Class 1A36, 5.75%, 2/25/2037	365	164
Series 2007-5, Class A6, 5.05%, 5/25/2037 (j)	—	—
Citigroup Mortgage Loan Trust Series 2014-10, Class 4A1, 5.02%, 2/25/2037 (a) (j)	935	928
COLT Mortgage Loan Trust Series 2023-3, Class A1, 7.18%, 9/25/2068 (a) (k)	8,344	8,477

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.25%, 10/25/2039 (a) (j)	6,552	6,786
Series 2020-R02, Class 2B1, 7.85%, 1/25/2040 (a) (j)	12,052	12,343
Series 2020-R01, Class 1B1, 8.10%, 1/25/2040 (a) (j)	13,867	14,352
Series 2021-R01, Class 1M2, 6.28%, 10/25/2041 (a) (j)	7,472	7,503
Series 2022-R01, Class 1M1, 5.73%, 12/25/2041 (a) (j)	2,930	2,928
Series 2022-R02, Class 2M2, 7.73%, 1/25/2042 (a) (j)	10,400	10,680
Series 2022-R03, Class 1M1, 6.83%, 3/25/2042 (a) (j)	2,857	2,903
Series 2022-R04, Class 1M2, 7.83%, 3/25/2042 (a) (j)	12,435	12,933
Series 2022-R05, Class 2M1, 6.63%, 4/25/2042 (a) (j)	2,071	2,086
Series 2022-R08, Class 1M1, 7.28%, 7/25/2042 (a) (j)	8,709	8,931
Series 2023-R01, Class 1M1, 7.13%, 12/25/2042 (a) (j)	8,530	8,771
Series 2023-R02, Class 1M1, 7.03%, 1/25/2043 (a) (j)	10,018	10,246
Series 2023-R04, Class 1M1, 7.03%, 5/25/2043 (a) (j)	9,105	9,334
Series 2023-R08, Class 1M1, 6.23%, 10/25/2043 (a) (j)	3,612	3,623
Series 2024-R02, Class 1M1, 5.83%, 2/25/2044 (a) (j)	5,367	5,368
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland)
Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	6
Series 2004-5, Class 4A1, 6.00%, 9/25/2034	—	—
Series 2005-5, Class 1A1, 5.00%, 5/25/2046	2	2
Deephaven Residential Mortgage Trust Series 2021-3, Class A1, 1.19%, 8/25/2066 (a) (j)	12,823	11,158
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-AR2, Class A1, 5.00%, 3/25/2037 (j)	—	—
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
Series 2005-1, Class 2A1, 3.40%, 2/25/2020 (j)	55	53
Series 2005-1, Class 1A1, 5.20%, 2/25/2035 (j)	—	—
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class M2, 6.38%, 1/25/2034 (a) (j)	1,927	1,939
Series 2021-DNA6, Class M1, 5.53%, 10/25/2041 (a) (j)	592	592
Series 2021-DNA6, Class M2, 6.23%, 10/25/2041 (a) (j)	14,306	14,379
Series 2021-HQA4, Class M1, 5.68%, 12/25/2041 (a) (j)	18,092	18,058
Series 2022-DNA1, Class M1A, 5.73%, 1/25/2042 (a) (j)	11,025	11,019
Series 2022-DNA2, Class M1A, 6.03%, 2/25/2042 (a) (j)	6,451	6,469
Series 2022-DNA3, Class M1B, 7.63%, 4/25/2042 (a) (j)	9,775	10,130
Series 2022-HQA3, Class M1A, 7.03%, 8/25/2042 (a) (j)	11,289	11,558
Series 2023-DNA1, Class M1A, 6.83%, 3/25/2043 (a) (j)	2,100	2,130
Series 2023-HQA1, Class M1A, 6.73%, 5/25/2043 (a) (j)	3,301	3,347
Series 2024-DNA1, Class M1, 6.08%, 2/25/2044 (a) (j)	3,754	3,761
FHLMC, REMIC
Series 5136, Class IJ, IO, 2.50%, 2/25/2051	30,062	3,517
Series 5148, Class AI, IO, 2.50%, 10/25/2051	35,630	3,853
FNMA, Connecticut Avenue Securities Series 2021-R02, Class 2M2, 6.73%, 11/25/2041 (a) (j)	11,790	11,900
FNMA, REMIC Series 2021-47, Class QI, IO, 2.50%, 10/25/2049	37,419	4,728
GCAT Trust
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059 (a) (j)	2,821	2,726
Series 2020-NQM1, Class A1, 3.25%, 1/25/2060 (a) (k)	2,782	2,705
Series 2022-NQM4, Class A1, 5.27%, 8/25/2067 (a) (k)	2,819	2,802
GNMA
Series 2021-122, Class LI, IO, 2.50%, 7/20/2051	20,283	2,079

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2021-138, Class PI, IO, 2.50%, 8/20/2051	15,139	1,497
Series 2021-162, Class PI, IO, 2.50%, 9/20/2051	16,874	1,629
Series 2021-165, Class MI, IO, 2.50%, 9/20/2051	31,295	3,345
Series 2023-69, Class IH, IO, 2.50%, 10/20/2051	16,261	1,759
GSR Mortgage Loan Trust
Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	709	610
Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	536	471
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 7.05%, 12/19/2034 (j)	15	15
Series 2006-9, Class 2A1A, 5.14%, 11/19/2036 (j)	1,111	1,010
Series 2007-1, Class 2A1A, 4.98%, 3/19/2037 (j)	—	—
Impac CMB Trust Series 2004-6, Class 1A2, 5.48%, 10/25/2034 (j)	—	—
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	456	299
JPMorgan Seasoned Mortgage Trust Series 2014-1, Class A2, 5.20%, 5/25/2033 (a) (j)	2,349	2,306
Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	33	29
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	—	—
Mill City Mortgage Loan Trust Series 2023-NQM1, Class A1, 6.05%, 10/25/2067 (a) (k)	7,621	7,616
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (a)	755	672
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 4.84%, 12/26/2036 (a) (j)	495	485
NYMT Loan Trust Series 2024-INV1, Class A1, 5.38%, 6/25/2069 (a) (j)	3,243	3,233
OBX Trust
Series 2023-NQM3, Class A1, 5.95%, 2/25/2063 (a) (k)	9,006	9,026
Series 2021-NQM1, Class A1, 1.07%, 2/25/2066 (a) (j)	7,184	6,352
PRPM Trust Series 2024-NQM1, Class A1, 6.27%, 12/25/2068 (a) (k)	2,749	2,779
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018 ‡	7	4
Series 2006-QS18, Class 3A3, 5.75%, 12/25/2036	11	6
Residential Asset Securitization Trust Series 2006-R1, Class A2, 5.10%, 1/25/2046 (j)	—	—
RFMSI Trust
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	—	—
Series 2006-SA4, Class 2A1, 5.72%, 11/25/2036 (j)	415	343
SG Residential Mortgage Trust Series 2022-2, Class A2, 5.35%, 8/25/2062 (a) (j)	4,669	4,619
Starwood Mortgage Residential Trust
Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (j)	1,210	1,193
Series 2022-2, Class A1, 3.12%, 2/25/2067 (a) (j)	3,888	3,662
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 5.70%, 5/25/2058 (a) (j)	4,282	4,399
Verus Securitization Trust
Series 2021-6, Class A1, 1.63%, 10/25/2066 (a) (j)	8,836	7,498
Series 2023-INV1, Class A1, 6.00%, 2/25/2068 (a) (k)	4,048	4,060
Visio Trust Series 2022-1, Class A1, 5.76%, 8/25/2057 (a) (k)	1,354	1,351
Vista Point Securitization Trust Series 2020-2, Class A1, 1.47%, 4/25/2065 (a) (j)	2,536	2,370
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-7, Class 1A2, 5.15%, 9/25/2035 (j)	358	302
Series 2005-8, Class 1A8, 5.50%, 10/25/2035	53	48
Total Collateralized Mortgage Obligations (Cost $394,990)		397,554

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 2.7%
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 6.00%, 12/25/2054 (l) (Cost $274,981)	272,550	275,740
Asset-Backed Securities — 0.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 6.83%, 5/25/2035 (j)	6,973	5,678
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 (k)	784	689
Carrington Mortgage Loan Trust
Series 2006-NC1, Class M2, 5.33%, 1/25/2036 (j)	18,441	15,985
Series 2006-NC5, Class A3, 4.85%, 1/25/2037 (j)	12,109	10,708
Centex Home Equity Loan Trust Series 2005-A, Class M2, 5.45%, 1/25/2035 (j)	2,652	2,634
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 5.53%, 3/25/2034 (j)	106	113
Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 5.24%, 7/25/2036 (j)	2,491	1,239
First Franklin Mortgage Loan Trust Series 2006-FF8, Class M1, 5.08%, 7/25/2036 (j)	5,247	4,550
Fremont Home Loan Trust Series 2006-1, Class 1A1, 5.01%, 4/25/2036 (j)	—	—
GSAA Home Equity Trust
Series 2005-9, Class M5, 5.68%, 8/25/2035 (j)	3,878	3,647
Series 2006-1, Class A2, 5.14%, 1/25/2036 (j)	3,578	1,039
GSAMP Trust
Series 2005-NC1, Class M2, 5.80%, 2/25/2035 (j)	5,146	4,975
Series 2006-FM3, Class A1, 4.84%, 11/25/2036 (j)	—	—
Series 2007-HE1, Class A2C, 5.00%, 3/25/2047 (j)	8,057	7,670
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M2, 4.76%, 11/25/2034 (j)	404	387
Long Beach Mortgage Loan Trust Series 2004-3, Class M1, 5.56%, 7/25/2034 (j)	583	568
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1, Class A2C, 5.04%, 7/25/2037 (j)	22,008	9,648
New Century Home Equity Loan Trust
Series 2003-5, Class AI7, 4.88%, 11/25/2033 (j)	—	—
Series 2005-1, Class M6, 5.90%, 3/25/2035 (j)	3,955	3,675
Option One Mortgage Loan Trust Series 2004-3, Class M2, 5.56%, 11/25/2034 (j)	379	386
RAMP Trust Series 2005-EFC6, Class M4, 5.59%, 11/25/2035 (j)	2,540	2,416
Saxon Asset Securities Trust Series 2002-3, Class AF6, 5.41%, 5/25/2031 (k)	584	578
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 4.98%, 9/25/2036 (j)	—	—
Series 2006-WM2, Class A2A, 5.02%, 9/25/2036 (j)	—	—
Terwin Mortgage Trust Series 2006-3, Class 2A2, 5.12%, 4/25/2037 (a) (j)	938	910
Total Asset-Backed Securities (Cost $85,563)		77,495
Loan Assignments — 0.7% (d) (m)
Aerospace & Defense — 0.0% ^
Spirit Aerosystems, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.50%), 9.09%, 1/15/2027	235	237
TransDigm, Inc., 1st Lien Term Loan J (3-MONTH CME TERM SOFR + 2.50%), 7.10%, 2/28/2031	429	429
		666
Automobile Components — 0.0% ^
Adient US LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.75%), 7.32%, 1/31/2031	572	576
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.19%, 1/31/2028	291	288
		864
Beverages — 0.0% ^
Triton Water Holdings, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.12%, 3/31/2028	858	864

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Broadline Retail — 0.0% ^
Shutterfly Finance LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 6.00%), 11.06%, 10/1/2027 ‡	99	99
Shutterfly Finance LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 1.00%), 5.60%, 10/1/2027	852	732
		831
Building Products — 0.0% ^
ACProducts, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.12%, 5/17/2028	226	180
Quikrete Holdings, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.25%), 6.82%, 3/19/2029	817	816
		996
Chemicals — 0.1%
Ecovyst Catalyst Technologies LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.25%), 6.84%, 6/12/2031	1,485	1,490
Ineos Enterprises Holdings US Finco LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.91%, 7/7/2030	911	912
Venator Materials LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 10.00%), 14.65%, 1/16/2026	356	356
(3-MONTH CME TERM SOFR + 2.00%), 6.66%, 10/12/2028	583	572
		3,330
Commercial Services & Supplies — 0.1%
Allied Universal HoldCo LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 8.42%, 5/12/2028	737	742
API Group DE, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.00%), 6.57%, 1/3/2029	499	500
Conservice Midco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.07%, 5/13/2027	419	421
Garda World Security Corp., 1st Lien Term Loan (Canada) (1-MONTH CME TERM SOFR + 3.50%), 8.11%, 2/1/2029	620	627
Guardian US Holdco LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 8.10%, 1/31/2030	346	347
Harsco Corp., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 6.94%, 3/10/2028	466	466
Indy US Bidco LLC, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 3.75%), 8.44%, 3/6/2028	407	405
Madison IAQ LLC, 1st Lien Term Loan (6-MONTH CME TERM SOFR + 2.75%), 7.89%, 6/21/2028	1,808	1,817
Prime Security Services Borrower LLC, 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 2.25%), 6.91%, 10/11/2030	488	489
		5,814
Communications Equipment — 0.0% ^
CommScope, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 7.94%, 4/6/2026	861	843
Construction & Engineering — 0.0% ^
Osmose Utilities Services, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 7.94%, 6/23/2028	776	778
Pike Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 7.69%, 1/21/2028	810	816
		1,594
Consumer Staples Distribution & Retail — 0.1%
Moran Foods LLC, 1st Lien PIK Term Loan (3-MONTH CME TERM SOFR + 2.00%), 2.00%, 6/30/2026 ‡	2,671	2,112
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan + 11.50%, 16.92%, 6/30/2026 ‡	73	73
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 8.50%), 13.02%, 1/2/2029 ‡	527	527
Moran Foods LLC, 1st Lien Term Loan A (3-MONTH CME TERM SOFR + 2.50%), 7.02%, 1/2/2029 ‡	614	614
Moran Foods LLC, 2nd Lien PIK Term Loan (3-MONTH CME TERM SOFR + 2.00%), 2.00%, 6/30/2026 ‡	3,709	1,788
Utz Quality Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 7.35%, 1/20/2028	211	211
		5,325
Containers & Packaging — 0.0% ^
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.07%, 8/4/2027	1,000	1,004
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B-4 (1-MONTH CME TERM SOFR + 2.50%), 7.07%, 9/25/2028	340	343

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Containers & Packaging — continued
Ring Container Technologies Group LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 7.32%, 8/14/2028	438	440
Trident TPI Holdings, Inc., 1st Lien Term Loan B-7 (6-MONTH CME TERM SOFR + 3.75%), 8.19%, 9/15/2028	588	593
		2,380
Diversified Consumer Services — 0.0% ^
St. George's University Scholastic Services LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 7.32%, 2/12/2029	746	749
Diversified Telecommunication Services — 0.0% ^
Altice Financing SA, 1st Lien Term Loan (Luxembourg) (3-MONTH CME TERM SOFR + 5.00%), 9.66%, 10/29/2027	679	587
Altice France SA, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.16%, 8/15/2028	283	231
Lumen Technologies, Inc., 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.35%), 7.04%, 4/16/2029	317	296
Lumen Technologies, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.35%), 7.04%, 4/15/2030	325	301
		1,415
Electric Utilities — 0.0% ^
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%; 3-MONTH CME TERM SOFR + 3.25%), 7.83%, 12/10/2027	302	304
Exgen Renewables IV LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.25%), 6.76%, 12/15/2027	832	835
		1,139
Electrical Equipment — 0.0% ^
Vertiv Group Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 6.66%, 3/2/2027	1,157	1,163
Wec US Holdings Ltd., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.25%), 6.92%, 1/27/2031	1,528	1,533
		2,696
Electronic Equipment, Instruments & Components — 0.0% ^
Ingram Micro, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 7.56%, 9/19/2031	324	326
Entertainment — 0.0% ^
Banijay Group US Holding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.01%, 3/1/2028	587	590
WMG Acquisition Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 1.75%), 6.34%, 1/24/2031	1,178	1,176
		1,766
Food Products — 0.0% ^
B&G Foods, Inc., 1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 3.50%), 8.07%, 10/10/2029	442	442
Simply Good Food USA, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.17%, 3/17/2027	629	632
		1,074
Ground Transportation — 0.0% ^
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 7.87%, 7/21/2028	638	641
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 7.87%, 7/21/2028	195	196
Hertz Corp. (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.19%, 6/30/2028	668	591
Hertz Corp. (The), 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.50%), 8.19%, 6/30/2028	130	115
		1,543
Health Care Equipment & Supplies — 0.0% ^
Avantor Funding, Inc., 1st Lien Term Loan B-6 (1-MONTH CME TERM SOFR + 2.00%), 6.67%, 11/8/2027	451	453
Medline Borrower LP, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.25%), 6.94%, 10/23/2028	380	383
		836
Health Care Providers & Services — 0.1%
ICON Luxembourg SARL, 1st Lien Term Loan (Luxembourg) (3-MONTH CME TERM SOFR + 2.00%), 6.60%, 7/3/2028	159	160
Med Parentco, LP, 1st Lien Term Loan + 4.00%, 8.85%, 4/15/2031	754	759

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Health Care Providers & Services — continued
Packaging Coordinators Midco, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 7.84%, 11/30/2027	431	433
Parexel International, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 7.57%, 11/15/2028	980	987
Pra Health Sciences, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.00%), 6.60%, 7/3/2028	40	40
U.S. Renal Care, Inc., 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 5.00%), 9.69%, 6/28/2028	2,177	2,037
		4,416
Hotels, Restaurants & Leisure — 0.0% ^
Whatabrands LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 7.32%, 8/3/2028	921	925
Household Durables — 0.0% ^
KDC US Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.50%), 9.07%, 8/15/2028	720	725
TGP Holdings III LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 7.92%, 6/29/2028	307	289
		1,014
Insurance — 0.0% ^
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 8.92%, 8/21/2028	617	619
Asurion LLC, 1st Lien Term Loan B-9 (1-MONTH CME TERM SOFR + 3.25%), 7.94%, 7/30/2027	343	342
Asurion LLC, 2nd Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 9.94%, 1/31/2028	535	525
Hub International Ltd., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 7.37%, 6/20/2030	638	643
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 7.35%, 11/21/2029	415	417
		2,546
Interactive Media & Services — 0.0% ^
Getty Images, Inc., 1st Lien Term Loan (6-MONTH CME TERM SOFR + 4.50%), 8.85%, 2/19/2026	336	334
IT Services — 0.0% ^
Arches Buyer, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 7.92%, 12/6/2027	195	191
Virtusa Corp., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 7.82%, 2/15/2029	434	437
		628
Leisure Products — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (6-MONTH CME TERM SOFR), 0.00%, 12/31/2024 ‡ (b)	2,535	213
Machinery — 0.0% ^
Gemini HDPE LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 7.85%, 12/31/2027	943	944
Star US Bidco LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 8.32%, 3/17/2027	902	909
TK Elevator Midco GmbH, 1st Lien Term Loan C (Germany) (6-MONTH CME TERM SOFR + 3.50%), 8.59%, 4/30/2030	359	362
		2,215
Media — 0.1%
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.00%), 8.69%, 8/23/2028	570	571
DirectV Financing LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 9.85%, 8/2/2027	99	100
iHeartCommunications, Inc., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 3.00%), 7.69%, 5/1/2026	1,147	994
(1-MONTH CME TERM SOFR + 3.25%), 7.94%, 5/1/2026	638	554
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 5.00%), 9.86%, 2/15/2029	368	371
The E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 7.69%, 1/7/2028 (n)	176	158
		2,748
Oil, Gas & Consumable Fuels — 0.0% ^
Buckeye Partners LP, 1st Lien Term Loan B-4 (1-MONTH CME TERM SOFR + 2.00%), 6.57%, 11/22/2030	255	255

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Oil, Gas & Consumable Fuels — continued
Buckeye Partners LP, 1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 1.75%), 6.44%, 11/2/2026	217	218
WhiteWater Whistler Holdings LLC, 1st Lien Term Loan B-2 (3-MONTH CME TERM SOFR + 2.25%), 6.85%, 2/15/2030	567	571
		1,044
Personal Care Products — 0.0% ^
Conair Holdings LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.44%, 5/17/2028	593	531
Pharmaceuticals — 0.0% ^
Jazz Financing Lux SARL, 1st Lien Term Loan B-2 (Luxembourg) (1-MONTH CME TERM SOFR + 2.25%), 6.82%, 5/5/2028	517	519
MI OpCo Holdings, Inc., 1st Lien Term Loan B (12-MONTH CME TERM SOFR + 7.25%), 12.48%, 3/31/2028	320	323
		842
Professional Services — 0.0% ^
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 2.25%), 6.84%, 1/18/2029	798	800
Ensemble RCM LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 7.59%, 8/1/2029	1,031	1,041
		1,841
Semiconductors & Semiconductor Equipment — 0.0% ^
Altar Bidco, Inc., 2nd Lien Term Loan (12-MONTH CME TERM SOFR + 5.60%), 10.40%, 2/1/2030	251	242
Software — 0.1%
Camelot U.S. Acquisition LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 7.32%, 1/31/2031	108	108
DCert Buyer, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.00%), 8.57%, 10/16/2026	587	574
DCert Buyer, Inc., 2nd Lien Term Loan (1-MONTH CME TERM SOFR + 7.00%), 11.57%, 2/16/2029	445	372
Genesys Cloud Services Holdings II LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 7.57%, 12/1/2027	911	918
Project Boost Purchaser LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 8.15%, 7/16/2031	751	757
Proofpoint, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 7.57%, 8/31/2028	554	558
RealPage, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 7.69%, 4/24/2028	281	279
Skopima Merger Sub, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.00%), 8.69%, 5/15/2028	941	947
Thoughtworks, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 7.44%, 3/24/2028	185	179
UKG, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.00%), 7.62%, 2/10/2031	1,173	1,181
		5,873
Specialty Retail — 0.1%
Claire's Stores, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.17%, 12/18/2026	7,270	6,013
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 7.55%, 3/9/2028	612	582
Park River Holdings, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.10%, 12/28/2027	821	811
Petco Health & Wellness Co., Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.12%, 3/3/2028	545	521
Serta Simmons Bedding LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.50%), 12.22%, 6/29/2028	91	76
Staples, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 5.75%), 10.69%, 8/23/2029	1,153	1,096
White Cap Supply Holdings LLC, 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 7.82%, 10/19/2029	653	657
		9,756
Total Loan Assignments (Cost $74,570)		70,219
Convertible Bonds — 0.4%
Aerospace & Defense — 0.0% ^
MTU Aero Engines AG (Germany) Series MTX, 0.05%, 3/18/2027 (h)	700	769
Automobiles — 0.0% ^
Ford Motor Co. Zero Coupon, 3/15/2026	1,531	1,517

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Beverages — 0.0% ^
Davide Campari-Milano NV (Italy) 2.38%, 1/17/2029 (h)	1,000	979
Biotechnology — 0.0% ^
BioMarin Pharmaceutical, Inc. 1.25%, 5/15/2027	761	710
Exact Sciences Corp. 0.38%, 3/1/2028	851	760
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	570	541
		2,011
Broadline Retail — 0.0% ^
Etsy, Inc. 0.13%, 10/1/2026	562	544
JD.com, Inc. (China) 0.25%, 6/1/2029 (a)	194	213
Match Group Financeco 3, Inc. 2.00%, 1/15/2030 (a)	1,000	867
PDD Holdings, Inc. (China) Zero Coupon, 12/1/2025	185	176
Takashimaya Co. Ltd. (Japan) Zero Coupon, 12/6/2028 (h)	50,000	406
		2,206
Capital Markets — 0.0% ^
Orpar SA (France) 2.00%, 2/7/2031 (h)	1,000	972
Chemicals — 0.0% ^
Kansai Paint Co. Ltd. (Japan) Zero Coupon, 3/8/2029 (h)	100,000	683
Resonac Holdings Corp. (Japan) Zero Coupon, 12/29/2028 (h)	160,000	1,220
		1,903
Communications Equipment — 0.0% ^
Lumentum Holdings, Inc. 0.50%, 6/15/2028	1,185	1,158
Diversified Telecommunication Services — 0.0% ^
Cellnex Telecom SA (Spain) 0.50%, 7/5/2028 (h)	800	895
Electrical Equipment — 0.0% ^
Schneider Electric SE Series SUFP, 1.63%, 6/28/2031 (h)	1,000	1,133
Electronic Equipment, Instruments & Components — 0.0% ^
Ibiden Co. Ltd. (Japan) Zero Coupon, 3/14/2031 (h)	130,000	849
Taiyo Yuden Co. Ltd. (Japan) Zero Coupon, 10/18/2030 (h)	100,000	641
		1,490
Entertainment — 0.0% ^
Sea Ltd. (Singapore) 2.38%, 12/1/2025	574	765
Financial Services — 0.1%
Affirm Holdings, Inc. Zero Coupon, 11/15/2026	428	383
Block, Inc. Zero Coupon, 5/1/2026	404	374
Citigroup Global Markets Funding Luxembourg SCA Zero Coupon, 3/15/2028 (h)	300	316
Citigroup Global Markets Holdings, Inc. 1.00%, 4/9/2029 (h)	1,200	1,221
		2,294
Ground Transportation — 0.0% ^
Uber Technologies, Inc. Zero Coupon, 12/15/2025	761	813
Health Care Equipment & Supplies — 0.0% ^
Dexcom, Inc. 0.38%, 5/15/2028	1,027	917

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
Hotels, Restaurants & Leisure — 0.1%
Accor SA (France) 0.70%, 12/7/2027 (h)	852 (o)	1,011
Airbnb, Inc. Zero Coupon, 3/15/2026	799	745
Trip.com Group Ltd. (China) 0.75%, 6/15/2029 (a)	434	511
Wynn Macau Ltd. (Macau) 4.50%, 3/7/2029 (a)	600	607
		2,874
Industrial REITs — 0.0% ^
Rexford Industrial Realty LP 4.13%, 3/15/2029 (a)	1,087	1,073
Interactive Media & Services — 0.0% ^
Snap, Inc. 0.75%, 8/1/2026	1,372	1,348
IT Services — 0.1%
Akamai Technologies, Inc. 1.13%, 2/15/2029	1,119	1,088
Okta, Inc. 0.13%, 9/1/2025	594	571
Spotify USA, Inc. Zero Coupon, 3/15/2026	773	842
		2,501
Machinery — 0.0% ^
Daifuku Co. Ltd. (Japan) Series 2028, Zero Coupon, 9/14/2028 (h)	130,000	981
Media — 0.0% ^
EchoStar Corp. 3.88% (PIK), 11/30/2030 (c)	477	530
Metals & Mining — 0.0% ^
JFE Holdings, Inc. (Japan) Zero Coupon, 9/28/2028 (h)	180,000	1,177
Multi-Utilities — 0.0% ^
CenterPoint Energy, Inc. 4.25%, 8/15/2026	360	372
Oil, Gas & Consumable Fuels — 0.0% ^
Eni SpA (Italy) 2.95%, 9/14/2030 (h)	900	980
Gulfport Energy Corp. 10.00% (Cash), 1/5/2025 ‡ (c) (f) (g)	—	1,017
		1,997
Passenger Airlines — 0.0% ^
ANA Holdings, Inc. (Japan) Zero Coupon, 12/10/2031 (h)	100,000	730
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc. 0.75%, 6/1/2030 (a)	1,519	1,439
Rohm Co. Ltd. (Japan) Zero Coupon, 4/24/2029 (h)	190,000	1,227
STMicroelectronics NV (Singapore) Series B, Zero Coupon, 8/4/2027 (h)	1,000	947
		3,613
Software — 0.0% ^
Bentley Systems, Inc. 0.13%, 1/15/2026	380	374
Dropbox, Inc. Zero Coupon, 3/1/2026	389	379
		753
Total Convertible Bonds (Cost $36,853)		37,771

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 0.1%
Broadline Retail — 0.0% ^
Moran Foods Backstop Equity ‡ *	16,344	—
MYT Holding LLC ‡ *	1,412	353
		353
Chemicals — 0.0% ^
Venator Materials plc ‡ *	—	187
Commercial Services & Supplies — 0.0% ^
Remington LLC ‡ *	10,426	—
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	—	7
Health Care Providers & Services — 0.0% ^
Envision Healthcare Corp. ‡ *	36	421
International Oncology Care, Inc. ‡ *	158	2,563
		2,984
Machinery — 0.0% ^
SSB Equipment Co., Inc. ‡ *	22	—
Media — 0.0% ^
iHeartMedia, Inc., Class A *	71	162
Oil, Gas & Consumable Fuels — 0.0% ^
Expand Energy Corp.	—	43
Pharmaceuticals — 0.0% ^
Mallinckrodt plc ‡ *	5	376
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ * (p)	6	6
NMG, Inc. ‡ *	52	7,030
Rite Aid ‡ *	1	—
Serta Simmons Bedding LLC ‡ *	22	159
		7,195
Wireless Telecommunication Services — 0.0% ^
Intelsat SA (Luxembourg) ‡ *	130	3,950
Total Common Stocks (Cost $13,961)		15,257
Convertible Preferred Stocks — 0.1%
Specialty Retail — 0.1%
Claire's Stores, Inc. ‡ (p) (Cost $7,646)	6	9,561
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.0% ^
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (j) (Cost $3,553)	3,555	3,240

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $2,134)	2,224	2,279
	NO. OF CONTRACTS
Options Purchased — 0.0% ^
Call Options Purchased — 0.0% ^
3 Month SOFR
3/14/2025 at USD 96.63, American Style
Notional Amount: USD 1,807,750
Counterparty: Exchange-Traded *	7,231	475
3/14/2025 at USD 97.50, American Style
Notional Amount: USD 1,807,750
Counterparty: Exchange-Traded *	7,231	452
Total Call Options Purchased (Cost $7,807)		927
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Entertainment — 0.0% ^
Cineworld Group plc expiring 11/23/2025, price 4,149.00 GBP (United Kingdom) *	67	—
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *	34	172
Oil, Gas & Consumable Fuels — 0.0% ^
Expand Energy Corp. expiring 2/9/2026, price 29.99 USD (United States) *	1	64
Total Warrants (Cost $—)		236
	SHARES (000)
Short-Term Investments — 57.0%
Investment Companies — 56.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.69% (q) (r) (Cost $5,700,432)	5,699,249	5,701,529
	PRINCIPAL AMOUNT ($000)
Repurchase Agreements — 0.6%
BofA Securities, Inc., 5.00%, dated 11/30/2024, due 3/13/2025, repurchase price $65,930, collateralized by Asset-Backed Securities, 0.00% - 11.50%, due 6/12/2028 - 12/8/2045 and Collateralized Mortgage Obligations, 0.00% - 6.16%, due 11/25/2032 - 8/25/2064, with the value of $71,312. (Cost $65,000)	65,000	65,000

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 4.53%, 1/9/2025 (s) (t) (Cost $28,548)	28,687	28,551
Total Short-Term Investments (Cost $5,793,980)		5,795,080
Total Investments — 102.0% (Cost $10,372,584)		10,376,595
Liabilities in Excess of Other Assets — (2.0)%		(207,008)
NET ASSETS — 100.0%		10,169,587

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PIK	Payment In Kind
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Defaulted security.
(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2024.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at November 30, 2024 is $44,881 or 0.44% of the Fund’s net
assets as of November 30, 2024.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2024.

(h)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(i)	Value is zero.
(j)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2024.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(k)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2024.

(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of November 30, 2024. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	Amount represents Units.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of November 30, 2024.
(s)	The rate shown is the effective yield as of November 30, 2024.
(t)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitments

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 5.00%, 12/25/2054(a)	(272,550)	(267,423)
TBA, 5.50%, 12/25/2054(a)	(317,975)	(317,585)
(Proceeds received of $581,761)		(585,008)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of November 30, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	980	03/31/2025	USD	202,003	419
U.S. Treasury 5 Year Note	3,144	03/31/2025	USD	338,398	1,508
					1,927
Short Contracts
30 Day Federal Funds	(908)	01/31/2025	USD	(361,678)	93
30 Day Federal Funds	(914)	02/28/2025	USD	(364,296)	— (a)
U.S. Treasury 10 Year Note	(2,554)	03/20/2025	USD	(284,053)	(2,765)
U.S. Treasury Ultra Bond	(3,685)	03/20/2025	USD	(469,262)	(13,750)
U.S. Treasury 5 Year Note	(15)	03/31/2025	USD	(1,614)	(12)
					(16,434)
					(14,507)

Abbreviations
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of November 30, 2024 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	7,888	USD	8,291	Barclays Bank plc	12/4/2024	45
JPY	57,825	USD	372	Barclays Bank plc	12/4/2024	15
JPY	1,187,958	USD	7,718	BNP Paribas	12/4/2024	223
USD	8,146	EUR	7,530	Merrill Lynch International	12/4/2024	189
USD	5,830	EUR	5,187	Citibank, NA	1/3/2025	340
Total unrealized appreciation						812
EUR	188	USD	200	HSBC Bank, NA	12/4/2024	(1)
USD	577	EUR	547	Barclays Bank plc	12/4/2024	(1)
USD	8,233	JPY	1,245,783	Citibank, NA	12/4/2024	(94)
USD	8,304	EUR	7,888	Barclays Bank plc	1/6/2025	(45)
USD	7,753	JPY	1,187,958	BNP Paribas	1/6/2025	(227)
Total unrealized depreciation						(368)
Net unrealized appreciation						444

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.50	USD14,170	2,771	(2,596)	175
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.50	USD6,970	1,309	(1,223)	86
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.50	USD13,370	3,973	(3,808)	165
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.50	USD6,600	1,840	(1,758)	82
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.50	USD13,380	3,405	(3,239)	166
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	N/A	USD6,900	5,854	(5,854)	—
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	N/A	USD10,550	8,434	(8,434)	—
							27,586	(26,912)	674

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.43-V1	5.00	Quarterly	12/20/2029	2.95	USD 44,350	(2,986)	(1,258)	(4,244)
CDX.NA.HY.43-V1	5.00	Quarterly	12/20/2029	2.95	USD 80,000	(5,420)	(2,236)	(7,656)
CDX.NA.IG.43-V1	1.00	Quarterly	12/20/2029	0.48	USD 497,000	(10,849)	(1,980)	(12,829)
CDX.NA.IG.43-V1	1.00	Quarterly	12/20/2029	0.48	USD 653,250	(14,327)	(2,535)	(16,862)
iTraxx.Europe.Main.42-V1	1.00	Quarterly	12/20/2029	0.56	EUR 153,630	(3,349)	(381)	(3,730)
						(36,931)	(8,390)	(45,321)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of November 30, 2024 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 3.75%, 9/12/2031	1.00	Quarterly	6/20/2025	0.40	USD45,090	97	140	237

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
Summary of total OTC swap contracts outstanding as of November 30, 2024 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	27,586	674
Written Call Options Contracts as of November 30, 2024 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
3 Month SOFR	Exchange-Traded	7,231	USD 1,807,750	USD 96.88	3/14/2025	(339)
3 Month SOFR	Exchange-Traded	7,231	USD 1,807,750	USD 97.25	3/14/2025	(723)
						(1,062)
Total Written Options Contracts (Premiums Received $7,819)						(1,062)

Abbreviations
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under Securities and Exchange Commission Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Certain short term investments may be valued using the amortized cost method, provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$77,495	$—	$77,495
Collateralized Mortgage Obligations	—	397,550	4	397,554
Commercial Mortgage-Backed Securities	—	3,240	—	3,240
Common Stocks
Broadline Retail	—	—	353	353
Chemicals	—	—	187	187
Commercial Services & Supplies	—	—	— (a)	— (a)
Diversified Telecommunication Services	—	—	7	7
Health Care Providers & Services	—	—	2,984	2,984
Machinery	—	—	— (a)	— (a)
Media	162	—	—	162
Oil, Gas & Consumable Fuels	43	—	—	43
Pharmaceuticals	—	—	376	376
Specialty Retail	—	—	7,195	7,195
Wireless Telecommunication Services	—	—	3,950	3,950
Total Common Stocks	205	—	15,052	15,257
Convertible Bonds
Aerospace & Defense	—	769	—	769
Automobiles	—	1,517	—	1,517
Beverages	—	979	—	979
Biotechnology	—	2,011	—	2,011
Broadline Retail	—	2,206	—	2,206
Capital Markets	—	972	—	972
Chemicals	—	1,903	—	1,903
Communications Equipment	—	1,158	—	1,158
Diversified Telecommunication Services	—	895	—	895
Electrical Equipment	—	1,133	—	1,133
Electronic Equipment, Instruments & Components	—	1,490	—	1,490
Entertainment	—	765	—	765
Financial Services	—	2,294	—	2,294
Ground Transportation	—	813	—	813
Health Care Equipment & Supplies	—	917	—	917
Hotels, Restaurants & Leisure	—	2,874	—	2,874

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Industrial REITs	$—	$1,073	$—	$1,073
Interactive Media & Services	—	1,348	—	1,348
IT Services	—	2,501	—	2,501
Machinery	—	981	—	981
Media	—	530	—	530
Metals & Mining	—	1,177	—	1,177
Multi-Utilities	—	372	—	372
Oil, Gas & Consumable Fuels	—	980	1,017	1,997
Passenger Airlines	—	730	—	730
Semiconductors & Semiconductor Equipment	—	3,613	—	3,613
Software	—	753	—	753
Total Convertible Bonds	—	36,754	1,017	37,771
Convertible Preferred Stocks	—	—	9,561	9,561
Corporate Bonds
Aerospace & Defense	—	565	—	565
Automobile Components	—	15,752	—	15,752
Automobiles	—	297,104	—	297,104
Banks	—	1,723,308	—	1,723,308
Beverages	—	72,204	—	72,204
Broadline Retail	—	2,604	—	2,604
Capital Markets	—	284,402	—	284,402
Chemicals	—	101	—	101
Consumer Finance	—	843,363	—	843,363
Consumer Staples Distribution & Retail	—	—	338	338
Diversified Telecommunication Services	—	9,219	—	9,219
Electric Utilities	—	76,469	—	76,469
Financial Services	—	110,308	—	110,308
Ground Transportation	—	—	94	94
Health Care Providers & Services	—	41,578	—	41,578
Hotels, Restaurants & Leisure	—	144	—	144
Insurance	—	22,755	—	22,755
Machinery	—	24,646	—	24,646
Media	—	4,860	—	4,860
Metals & Mining	—	13,678	—	13,678
Multi-Utilities	—	13,818	—	13,818
Oil, Gas & Consumable Fuels	—	—	14	14
Personal Care Products	—	—	—(a )	—(a )
Pharmaceuticals	—	54,380	—	54,380
Specialized REITs	—	47,236	—	47,236
Specialty Retail	—	31,913	77	31,990
Wireless Telecommunication Services	—	306	—	306
Total Corporate Bonds	—	3,690,713	523	3,691,236
Loan Assignments
Aerospace & Defense	—	666	—	666
Automobile Components	—	864	—	864
Beverages	—	864	—	864

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Broadline Retail	$—	$732	$99	$831
Building Products	—	996	—	996
Chemicals	—	3,330	—	3,330
Commercial Services & Supplies	—	5,814	—	5,814
Communications Equipment	—	843	—	843
Construction & Engineering	—	1,594	—	1,594
Consumer Staples Distribution & Retail	—	211	5,114	5,325
Containers & Packaging	—	2,380	—	2,380
Diversified Consumer Services	—	749	—	749
Diversified Telecommunication Services	—	1,415	—	1,415
Electric Utilities	—	1,139	—	1,139
Electrical Equipment	—	2,696	—	2,696
Electronic Equipment, Instruments & Components	—	326	—	326
Entertainment	—	1,766	—	1,766
Food Products	—	1,074	—	1,074
Ground Transportation	—	1,543	—	1,543
Health Care Equipment & Supplies	—	836	—	836
Health Care Providers & Services	—	4,416	—	4,416
Hotels, Restaurants & Leisure	—	925	—	925
Household Durables	—	1,014	—	1,014
Insurance	—	2,546	—	2,546
Interactive Media & Services	—	334	—	334
IT Services	—	628	—	628
Leisure Products	—	—	213	213
Machinery	—	2,215	—	2,215
Media	—	2,748	—	2,748
Oil, Gas & Consumable Fuels	—	1,044	—	1,044
Personal Care Products	—	531	—	531
Pharmaceuticals	—	842	—	842
Professional Services	—	1,841	—	1,841
Semiconductors & Semiconductor Equipment	—	242	—	242
Software	—	5,873	—	5,873
Specialty Retail	—	9,756	—	9,756
Total Loan Assignments	—	64,793	5,426	70,219
Mortgage-Backed Securities	—	275,740	—	275,740
Options Purchased
Call Options Purchased	927	—	—	927
Preferred Stocks	—	—	2,279	2,279
Warrants
Entertainment	— (a)	—	—	—(a )
Media	—	—	172	172
Oil, Gas & Consumable Fuels	64	—	—	64
Total Warrants	64	—	172	236
Short-Term Investments
Investment Companies	5,701,529	—	—	5,701,529
Repurchase Agreements	—	65,000	—	65,000

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$28,551	$—	$28,551
Total Short-Term Investments	5,701,529	93,551	—	5,795,080
Total Investments in Securities	$5,702,725	$4,639,836	$34,034	$10,376,595
Liabilities
TBA Short Commitment	$—	$(585,008)	$—	$(585,008)
Total Liabilities in Securities Sold Short	$—	$(585,008)	$—	$(585,008)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$812	$—	$812
Futures Contracts	2,020	—	—	2,020
Swaps	—	140	—	140
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(368)	—	(368)
Futures Contracts	(16,527)	—	—	(16,527)
Options Written
Call Options Written	(1,062)	—	—	(1,062)
Swaps	—	(35,302)	—	(35,302)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(15,569)	$(34,718)	$—	$(50,287)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 29, 2024	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2024
Investments in Securities:
Collateralized Mortgage Obligations	$4	$—	$— (a)	$— (a)	$—	$— (a)	$—	$—	$4
Common Stocks	14,193	(4)	622	—	—	(46)	287	—	15,052
Convertible Bonds	821	—	196	—	—	—	—	—	1,017
Convertible Preferred Stocks	10,124	(1,455)	(6,905)	—	9,738	(1,941)	—	—	9,561
Corporate Bonds	— (a)	166	(155)	4	415	(166)	259	—	523
Loan Assignments	4,765	— (a)	(1,061)	315	1,640	(233)	—	—	5,426
Preferred Stocks	1,376	(898)	1,975	—	—	(174)	—	—	2,279
Private Placements	30,294	—	306	—	—	(30,600)	—	—	—
Warrants	457	—	(285)	—	—	—	—	—	172
Total	$62,034	$(2,191)	$(5,307)	$319	$11,793	$(33,160)	$546	$—	$34,034

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2024, which were valued using significant unobservable inputs (level 3) amounted to $(596).
There were no significant transfers into or out of level 3 for the period ended November 30, 2024.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
As of November 30, 2024, the Fund held restricted securities, other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act, as follows:
Security	Acquisition Date	Cost	Market Value	Percentage of Fund's Net Assets
Claire's Stores, Inc.	11/28/2018	$4,973	$6	0.0%
Claire's Stores, Inc.	10/3/2018	7,646	9,561	0.1%
		$12,619	$9,567
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2024
Security Description	Value at February 29, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2024	Shares at November 30, 2024	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.69% (a) (b)	$5,719,111	$3,918,326	$3,935,333	$27	$(602)	$5,701,529	5,699,249	$219,250	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2024.
C. Derivatives— The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (4) below describe the various derivatives used by the Fund.
(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter (“OTC”) options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the

JPMorgan Strategic Income Opportunities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2024 (Unaudited) (continued)
(Dollar values in thousands)
value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.